                            FARRELL ALPHA STRATEGIES
                                780 Third Avenue
                                   38th Floor
                           New York, New York  10017



                              THE JAPAN ALPHA FUND

                               SEMI-ANNUAL REPORT
                               September 30, 1996



INVESTMENT ADVISOR

Farrell-Wako Global Investment Management, Inc.
780 Third Avenue, 38th Floor
New York, New York 10017
(212) 319-3944

UNDERWRITER

FPS Broker Services, Inc.
3200 Horizon Drive
P.O. Box 61503
King of Prussia, Pennsylvania 19406
(610) 239-4700


LEGAL COUNSEL

Whitman Breed Abbott & Morgan
200 Park Avenue
New York, New York 10166


CUSTODIAN

Sumitomo Bank of New York Trust Company
2 World Financial Center, Tower B
225 Liberty Street, 35th Floor
New York, New York 10281


SHAREHOLDER SERVICES

FPS Services, Inc.
3200 Horizon Drive
P.O. Box 61503
King of Prussia, Pennsylvania 19406
(800) 262-7751
(610) 239-4600

AUDITORS

Coopers & Lybrand, L.L.P.
2400 Eleven Penn Center
Philadelphia, Pennsylvania 19103



          For Additional Information about The Japan Alpha Fund call:
                                 (800) 262-7751
                                 (610) 239-4600

To our shareholders:

We are pleased to report for the third quarter of 1996.

After rising strongly from July 1995, the market in Japan pulled back. Over the quarter the Nikkei 225 lost 5.8%, while the MSCI was down 5.7%. Our Japan Alpha Strategy showed a loss of 6.19% over the quarter that was slightly more than the MSCI and Nikkei Indexes. The Nikkei 225 is a more volatile index than the MSCI, and these two indexes tend to show similar returns. Since inception of the Japan Alpha in September 1992, the Nikkei 225 is up 8.05% annualized, while the MSCI is up 8.30% annualized. The Japan Alpha Strategy has provided a return on 11.6% over the period, outperforming the Nikkei 225 by 3.5% and the MSCI by 3.3%.

Japan's real GDP growth fell at a 2.9% annual rate during the second quarter, retracing only part of the first quarter's 12.2% surge. First quarter growth was boosted by special favors - leap year and the positive impact from the economic stimulus package. On a year-over year basis, growth slowed to a 3.9% rate during the second quarter from 5.4% during the first. While growth moderated in the second quarter, we expect the recovery to be sustained in 1997. At the same time, there is no sign of inflation in Japan. Inflation at both the wholesale and retail level is hovering around zero. Japan's GDP price deflator recorded its first year-on-year gain in two years, but at .3% remains very low.

The monetary environment continues to be favorable with the discount rate at .5% and money supply growing to provide liquidity. We do not expect the BOJ to engineer a rate increase and jeopardize the recovery. Furthermore, the yen is no longer placing a deflationary depressant on economy as it has weakened significantly since last summer. Finally, the banking situation is improving naturally as the current positioning of the yield curve is providing profit opportunities to rebuild capital position. Correspondingly, banks have become more aggressive in writing down bad debt and legislation to use public funds to fill the financial gap is forthcoming. We expect economic growth to steadily increase to a 3% rate by 1997.

At the same time, Japan represents an attractive market in a world context. In comparison to the U.S. where the economic cycle is at a mature state, Japan is in the early stages of a recovery. Since 1990, the market in Japan has declined by 25%, while the U.S. market has appreciated by more than 100% over the same period. We think that this contrary price action between the two major world markets has shifted the relative value attractiveness toward the market in Japan. Correspondingly, the trends in corporate earnings for the two companies is now favoring companies in Japan. For the first time in a decade, there should be a predominance of upward revisions to earnings for companies in Japan. It also seems that Japan could be the only major economy in the world to experience upgrades in 1996.

Longer range, we continue to think that the restructuring of industry in Japan will become a wide-spread phenomenon. As happened in the U.S. in the 1980's, it should provide a firm underpinning to the market in Japan over the balance of the 1990's and beyond. A second favorable long term factor is the emergence of a trend toward share repurchase programs by Japanese industrial corporations. This began with an announcement to repurchase shares by several notable corporations in last years' fourth quarter. Over time buybacks by these companies and others should represent an important and potentially positive change in the market's supply and demand framework.

The portfolio consists of 60 select Japanese equities that meet the parameters of the adviser's proprietary valuation methodology and strict diversification guidelines. Industries that appear especially attractive within the portfolio include: Construction, Automobiles, Electric Power, and Electrical Equipment and Electronics.

We continue to look forward to participating in the recovery and long term growth of the market in Japan.

Sincerely,

/s/ James L. Farrell, Jr.

James L. Farrell, Jr.
Chairman and Portfolio Manager
Farrell-Wako Global Investment Management, Inc.


    THE JAPAN ALPHA FUND
    SCHEDULE OF INVESTMENTS (unaudited)                              September 30, 1996
    -----------------------------------------------------------------------------------

                                                                                Market
                                                           Shares               Value
                                                          --------             --------
    Equities - Japan 96.02%
    Asahi Breweries, Ltd. ...................               6,000               $63,569
    Ashikaga Bank, Ltd./1/ ..................               5,000                29,585
    Casio Computer Co., Ltd. ................              10,000                85,926
    Chubu Electric Power Co., Inc. ..........               3,434                72,765
    Chugai Pharmaceutical Co., Ltd. .........              10,000                96,072
    Dainippon Ink & Chemicals, Inc. .........              13,000                56,377
    East Japan Railway Co. ..................                  18                86,949
    Fanuc ...................................               2,200                80,988
    Fuji Fire & Marine Insurance ............              17,000                91,125
    Fuji Heavy Industry .....................              16,000                76,139
    Gunze, Ltd. .............................              15,000                86,869
    Hokkaido Bank/1/ ........................              23,000                67,942
    Hokkaido Electric Power .................               3,570                75,647
    Inax ....................................               5,000                47,587
    Itoham Foods ............................               9,000                64,242
    Japan Tobacco, Inc. .....................                   8                59,044
    Kitz Corp./1/ ...........................              12,000                56,242
    Komatsu Forklift Co., Ltd. ..............              14,000                92,516
    Kubota Corp. ............................               7,000                41,356
    Lion Corp. ..............................              12,000                65,401
    Makita Corp. ............................               5,000                73,176
    Maruetsu ................................              10,000                80,718
    Matsushita Electric Works ...............               7,000                69,136
    Matsushita Refrigeration ................              11,000                79,012
    Mitsubishi Electric Corp. ...............              11,000                75,062
    Mitsubishi Gas Chemical Co. .............              21,000                89,562
    Mitsubishi Motors Corp. .................              10,000                84,489
    Mitsui Petrochemical Industries .........               6,000                41,805
    Nichimen Corp. ..........................              10,000                43,277
    Nihon Unisys ............................               6,000                62,492
    Nippon Paper Industries Co. .............              11,000                65,383
    Nippon Road .............................               8,000                63,138
    Nippon Synthetic Chemical ...............              15,000                78,249
    Nippon Telegraph & Telephone Corp. ......                  12                88,350
    Nishi-Nippon Railroad ...................              10,000                40,045
    NTN Corp. ...............................              12,000                81,778
    Oji Paper Co., Ltd./1/ ..................              11,000                83,457
    Rengo Co., Ltd. .........................               6,000                40,242
    Ryobi, Ltd. .............................              13,000                61,396
    Ryoden Trading Co. ......................               8,000                61,055



                See accompanying notes to financial statements.

THE JAPAN ALPHA FUND
SCHEDULE OF INVESTMENTS (unaudited)                           September 30, 1996
--------------------------------------------------------------------------------

                                                                                                Market
                                                                            Shares               Value
                                                                          ----------          -----------
Equities (continued)
Sankyo Aluminum Industry Co. ................................                13,000           $    70,851
Sanyo Special Steel Co. .....................................                20,000                78,474
Sapporo Breweries ...........................................                10,000                92,480
Seino Transportation ........................................                 3,000                42,828
Sekisui House, Ltd. .........................................                 8,000                87,632
Sumitomo Rubber Industries ..................................                11,000                80,593
Sun Wave Industrial .........................................                 6,000                73,266
Tadano ......................................................                11,000               100,741
Taisei Rotec Corp. ..........................................                13,000                82,990
Takara Standard .............................................                 8,000                78,294
Toho Gas ....................................................                24,000                78,222
Tohoku Electric Power .......................................                 1,717                37,308
Tokyo Ohka Kogyo ............................................                 2,000                50,819
Tokyo Tomin Bank ............................................                 1,000                53,872
Tokyu Construction Co. ......................................                13,000                53,226
Toshiba Corp. ...............................................                12,000                83,071
Toyota Motor Corp. ..........................................                 2,000                51,178
Unisia Jecs Corp. ...........................................                14,000                82,209
Yakult Honsha ...............................................                 5,000                67,340
Yamamura Glass Co. ..........................................                14,000                74,164
Yodogawa Steel Works ........................................                 9,000                64,646
Yokohama Rubber Co., Ltd. ...................................                11,000                62,222
Yoshitomi Pharmaceutical ....................................                11,000                92,839
                                                                                              -----------
Total Equities - Japan
    (Cost $4,799,869) .......................................                                   4,397,428
                                                                                              -----------

Total Investments  - 96.02%
    (Cost $4,799,869*) ......................................                                   4,397,428
                                                                                              -----------
Cash and Other Assets,
    Less Liabilities - 3.98% ................................                                     182,415
                                                                                              -----------

Net Assets - 100%  ..........................................                                 $ 4,579,843
                                                                                              ===========

/1/ Non-income producing security

 * Cost for Federal income tax purposes is $4,799,869 and net unrealized depreciation consists of:

       Gross unrealized appreciation.........................                                 $    39,945
       Gross unrealized depreciation.........................                                    (442,386)
                                                                                              -----------
       Net unrealized depreciation...........................                                 $  (402,441)
                                                                                              ===========

                See accompanying notes to financial statements.

THE JAPAN ALPHA FUND
STATEMENT OF ASSETS AND LIABILITIES (unaudited)                  September 30, 1996
-----------------------------------------------------------------------------------
ASSETS:
   Investments at market value (Cost $4,799,869) (Note 1) ............   $4,397,428
   Foreign currency at market value (Cost $35,322) ...................       35,015
   Cash ..............................................................       25,493
   Dividends receivable ..............................................       14,894
   Deferred organization costs (Note 1) ..............................       84,940
   Reimbursement due from Advisor ....................................       33,072
   Other assets ......................................................          744
                                                                         ----------
             TOTAL ASSETS ............................................    4,591,586
LIABILITIES:
      Payable to Advisor .............................................       11,743
                                                                          ---------
             TOTAL LIABILITIES .......................................       11,743
                                                                          ---------

NET ASSETS:
   Applicable to 516,228 shares; unlimited number of shares
      of beneficial interest authorized without par value) ...........   $4,579,843
                                                                         ==========
   Net asset value and redemption price ($4,579,843 / 516,228 shares).   $     8.87
                                                                         ==========

NET ASSETS CONSIST OF:
   Paid-in capital ...................................................    4,990,302
   Accumulated net investment loss ...................................      (37,258)
   Accumulated realized gain on investments and foreign currency
   related transactions...............................................       29,657
   Net unrealized depreciation on investments and foreign currency
   related transactions...............................................     (402,858)
                                                                          ==========
             NET ASSETS ..............................................   $4,579,843
                                                                          ==========



THE JAPAN ALPHA FUND
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------

                                                                                      For the
                                                                                    Six Months
                                                                                       Ended
INVESTMENT INCOME                                                               September 30, 1996
                                                                               -------------------
   Dividends ..........................................................      $              20,469
   Interest ...........................................................                        229
                                                                               -------------------
             TOTAL INCOME..............................................                     20,698
                                                                               -------------------

EXPENSES:
   Registration fees ..................................................                     30,813
   Administration fees ................................................                     26,974
   Investment advisory fees (Note 2) ..................................                     23,583
   Accounting fees ....................................................                     18,904
   Transfer agent fees ................................................                     10,251
   Amortization of organization costs (Note 1) ........................                     10,245
   Custodian fees .....................................................                      5,000
   Distribution expense Class A (Note 2) ..............................                      3,813
   Directors' fees ....................................................                      2,000
   Legal fees .........................................................                        939
   Insurance expense ..................................................                        462
   Miscellaneous fees .................................................                        705
                                                                               -------------------
             TOTAL EXPENSES ...........................................                    133,689
             Expenses reimbursed and waived by Advisor (Note 2) .......                    (75,733)
                                                                               -------------------
             NET EXPENSES .............................................                     57,956
                                                                               -------------------
NET INVESTMENT LOSS ...................................................                    (37,258)
                                                                               -------------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY:
   Net realized gain on investments ...................................                     31,728
   Net realized loss on foreign currency related transactions .........                     (2,071)
   Net change in unrealized depreciation on investments and
     foreign currency related transactions ............................                   (221,889)
                                                                               -------------------
   Net realized and unrealized loss on investments and foreign
     currency related transactions ....................................                   (192,232)
                                                                               -------------------
Net decrease in net assets resulting from operations ..................      $            (229,490)
                                                                               ===================

                See accompanying notes to financial statements.

THE JAPAN ALPHA FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     For the Six
                                                                                     Months Ended      For the Period
                                                                                     September 30,     April 18, 1995*
                                                                                        1996               through
                                                                                     (unaudited)       March 31, 1996
                                                                                    ---------------    ---------------
OPERATIONS:
   Net investment loss ............................................................   $     (37,258)   $       (71,167)
   Net realized gain on investments ...............................................          31,728             43,632
   Net realized loss on foreign currency related transactions .....................          (2,071)          (148,954)
   Net change in unrealized depreciation on investments and foreign
       currency related transactions ..............................................        (221,889)          (180,969)
                                                                                      --------------   ----------------
   Net decrease in net assets resulting from operations ...........................        (229,490)          (357,458)
                                                                                      --------------   ----------------

CAPITAL SHARE TRANSACTIONS (NOTE H):
   Proceeds from shares issued in reorganization ..................................               0          5,114,658
   Proceeds from shares issued due to exchange of Class A shares ..................       4,577,248                  0
   Proceeds from sale of shares ...................................................           7,696             65,251
   Cost of shares from redemption of Class A shares ...............................      (4,577,248)                 0
   Cost of shares repurchased .....................................................         (17,871)            (3,043)
                                                                                      --------------   ----------------
   Increase (decrease) in net assets derived from capital share transactions ......         (10,175)         5,176,866
                                                                                      --------------   ----------------

           TOTAL INCREASE (DECREASE) IN NET ASSETS ................................        (239,665)         4,819,408
                                                                                      --------------   ----------------
NET ASSETS:

   Beginning of period ............................................................       4,819,508                100
                                                                                      --------------   ----------------
   End of period ..................................................................   $   4,579,843    $     4,819,508
                                                                                      ==============   ================

* Commencement of operations

THE JAPAN ALPHA FUND
NOTES TO FINANCIAL STATEMENTS (unaudited)                     September 30, 1996
--------------------------------------------------------------------------------

1.  Significant Accounting Policies
Farrell Alpha Strategies (the "Trust") is organized as a Delaware business trust pursuant to a Trust Agreement dated April 6, 1995. The Trust is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The Trust consists of a separate investment series called The Japan Alpha Fund (the "Fund"). The Fund does not impose sales charges or distribution fees. On July 14, 1995, pursuant to an Agreement and Plan of Reorganization and Liquidation, the Trust acquired all of the assets of the Japan Alpha Fund (the "Acquired Fund") of the Advisors' Inner Circle Fund, a Massachusetts business trust. The acquisition was accomplished by a tax-free exchange of 502,529 of the Class A Shares and 9,605 of the Class D Shares of the Acquired Fund for the same amount of shares of the Fund. Shares of the Fund were reissued to shareholders at the time of the reorganization. The net assets of the Fund prior to and directly after the reorganization was $4,649,123, including $230,630 of unrealized depreciation. The Fund assumed the prior operating history of the Acquired Fund.

From April 18, 1995 (commencement of operations) to July 29, 1996, the Fund offered two classes of shares, the Class A Shares and Class D Shares, which varied with respect to sales charges, distribution costs, voting rights and dividends. Shares of Class A were offered at net asset value per share plus a maximum sales charge at the time of purchase of 2.75%. Shares of Class D were not subject to a sales load or distribution fees, and therefore had lower expenses than the Class A Shares.

The Board of Trustees determined that it was no longer in the best interest of shareholders to maintain two classes of shares of the Fund and decided to eliminate the Class A Shares and reduce the initial investment minimum of the Class D Shares from $5,000 to $1,000. Accordingly, the Class A shareholders were offered the option of either converting their Class A Shares to Class D Shares based upon the relative net asset values of the two classes as part of a one-time tax-free exchange privilege or redeeming their Class A Shares and receiving full redemption benefits. All the Class A Shares were converted to Class D Shares as of July 26, 1996, and on July 29, 1996 the Trust eliminated the Class A Shares.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  A. Security Valuation: Foreign securities are valued as of the close of trading on the primary exchange on which they trade. The value is then converted to U.S. dollars using current exchange rates. Securities listed on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. The Nikkei Stock Average and the Morgan Stanley Capital International Japan Index have been selected as the standards or benchmarks against which the Fund's performance will be compared. Securities traded over-the-counter are priced at the mean of the last bid and asked prices. Listed securities which are traded by foreign investors in Japan in over-the-counter transactions are valued at prices at which it is expected that such securities may be sold, as determined in good faith by, or under the direction of, the Board of Trustees. Securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Trustees believes represents fair value. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board of Trustees. As of September 30, 1996, there were no securities valued by the Board of Trustees.

THE JAPAN ALPHA FUND
NOTES TO FINANCIAL STATEMENTS (unaudited)                     September 30, 1996
--------------------------------------------------------------------------------

  The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current exchange rate. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities.

  B. Risks Associated with Foreign Securities: Investments by the Fund in securities of foreign issuers may involve investment risks different from those of U.S. issuers, including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, the possibility of currency exchange controls, possible imposition of foreign withholding tax on the interest income payable on such instruments, possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Fund. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government.

  C. Federal Income Taxes: It is the policy of the Fund to continue to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Fund has met the requirements of the Code applicable to regulated investment companies for the six months ended September 30, 1996. Therefore, no provision has been made for Federal income taxes.

  D. Determination of Gains or Losses on Sales of Securities: Gains or losses on the sale of securities are determined on the identified cost basis.

  E. Organization Costs: Organization costs are being amortized on a straight-line basis over five years from the Fund's commencement of operations.

  F. Distributions to Shareholders: The Fund will distribute substantially all of its net investment income annually in December. Any net gains realized from the sale of portfolio securities and net gains realized from foreign currency transactions are distributed at least once each year unless they are used to offset losses carried forward from prior years. Distributions to shareholders will be recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

  G. Other: Securities transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

THE JAPAN ALPHA FUND
NOTES TO FINANCIAL STATEMENTS (unaudited)                     September 30, 1996
--------------------------------------------------------------------------------

  H. Capital Share Transactions: The Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. Transactions in shares of beneficial interest reflects the conversion of Class A Shares for Class D Shares on July 29, 1996, and were as follows:

                                             For the Six Months Ended
                                           September 30, 1996 (unaudited)
                                           ------------------------------
                                                Shares         Amount
                                                ------         ------
 Shares issued due to
  exchange of Class A Shares for
   Class D Shares..........                      501,297    $4,577,248
 Shares sold...............                          793         7,696
 Shares redeemed due to
  exchange of Class A Shares for
   Class D Shares..........                     (503,370)   (4,577,248)
 Other shares redeemed.....                       (1,904)      (17,871)
                                               ----------   -----------
 Net Decrease..............                       (3,184)   ($  10,175)
                                               ==========   ===========

                                         For the Period April 18, 1995
                                             through March 31, 1996
                                             ----------------------
                                      Class A Shares       Class D Shares
                                      --------------       --------------
                                    Shares      Amount     Shares    Amount
                                    -------   ----------   -------  --------
Shares issued in
 reorganization............         502,529   $5,023,058    9,605   $ 91,600
 Shares sold...............             469        4,051    7,138     61,200
 Shares redeemed...........              (5)         (45)    (334)    (2,998)
                                    -------   ----------   ------   --------
 Net Increase..............         502,993   $5,027,064   16,409   $149,802
                                    =======   ==========   ======   ========

  2.  Advisory, Administration and Distribution Agreements
  Farrell-Wako Global Investment Management, Inc. (the "Advisor"), a registered investment advisor, provides the Fund with investment management services. As compensation for these services, the Fund pays the Advisor a monthly fee which is calculated daily by applying an annual rate of 0.98% to the average daily net assets of the Fund. The Advisor has voluntarily agreed to waive its fees and reimburse the Fund to the extent total annualized expenses exceed 2.25% of the Fund's average daily net assets. For the six months ended September 30, 1996, the Advisor agreed to waive fees of $23,583 and reimburse fees totaling $52,150. Certain officers and trustees of the Fund are also officers and directors of the Advisor. All officers serve without direct compensation from the Fund.

  Under its Administrative Services Agreement (the "Agreement") with the Fund, FPS Services, Inc., formerly known as Fund/Plan Services, Inc., the Fund's Administrator, provides certain administrative services for which the Fund pays a fee computed at the annual rate of 0.15% of the first $75 million of total average net assets, 0.10% of the next $75 million of total average net assets and 0.05% of total net assets in excess of $150 million. As stated in the Agreement, aggregate administration fees will not be less than $95,000.

  Pursuant to Rule 12b-1 under the Act, the Fund adopted a Plan of Distribution (the "Plan") for the Fund's Class A Shares. As provided in the Plan, the Class A Shares paid an annual fee of 0.25% of the Fund's average daily net assets attributable to Class A Shares to FPS Broker Services, Inc., formerly known as Fund/Plan Broker Services, Inc., the Fund's distributor, as compensation for its services. Payments made pursuant to the Plan ceased when the Class A Shares were eliminated.

THE JAPAN ALPHA FUND
NOTES TO FINANCIAL STATEMENTS (unaudited)                     September 30, 1996
--------------------------------------------------------------------------------

3.  Investment Transactions
Investment transactions for the six months ended September 30, 1996, excluding temporary short-term investments, aggregated $2,601,446 and $2,558,644 in purchases and proceeds from sales, respectively. During the period the Fund conducted all of its brokerage transactions through Wako Securities Co., Ltd., an affiliated broker of the Advisor. The commissions on these transactions are deemed by the Fund to be fair and reasonable compared to the commissions, fees or other renumerations received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. For the six months ended September 30, 1996, brokerage fees paid to Wako Securities Co., Ltd. were $44,020.

Wako Securities Co., Ltd. holds 497,941 (96.5%) of the 516,228 shares of The Japan Alpha Fund.

THE JAPAN ALPHA FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.


                                                                     For the            For the Period
                                                                    Six Months          April 18, 1995*
                                                                      Ended                 through
                                                                September 30, 1996       March 31, 1996
                                                                                  ------------------------------
                                                                    (unaudited)   Class A Shares  Class D Shares
                                                                   -------------  --------------  --------------
Net asset value, beginning of period ............................   $        9.31    $      10.00      $    10.00
                                                                   -------------    ------------  --------------
 Loss from investment operations:
 Net investment loss ............................................          (0.07)         (0.14)/1/       (0.12)/1/
 Net realized and unrealized loss on investments and
       foreign currency related transactions ....................          (0.37)         (0.58)/1/       (0.57)/1/
                                                                   -------------    ------------  --------------
      Total loss from investment operations .....................          (0.44)         (0.72)          (0.69)
                                                                   -------------    -----------   --------------
Net asset value, end of period ..................................  $        8.87    $      9.28   $        9.31
                                                                   =============    ===========   =============

Total return ....................................................         (4.73%)        (7.20%)/2/      (6.90%)

Ratios/Supplemental Data
 Net assets, end of period (in 000s) ............................  $       4,580    $     4,667   $         153
 Ratio of expenses to average net assets:
      Before expense reimbursement and waiver....................          5.40% /3/      8.79% /3/       8.54% /3/
      After expense reimbursement and waiver ....................          2.25% /3/      2.50% /3/       2.25% /3/
 Ratio of net investment income to average net assets:
      Before expense reimbursement and waiver....................         (4.54%)/3/     (7.92%)/3/      (7.67%)/3/
      After expense reimbursement and waiver ....................         (1.39%)/3/     (1.63%)/3/      (1.38%)/3/
 Portfolio turnover rate ........................................         55.56%        122.71%         122.71%
 Average commission rate ........................................        $0.0667        $0.0700         $0.0700

*   Commencement of operations
/1/ Calculated using the average shares method
/2/ Total return calculation does not reflect sales load
/3/ Annualized